--------------------------------------------------------------------------------

                          RECEIVABLES SALE AGREEMENT


                           DATED AS OF MAY 30, 2001


                                     among


          ACTUANT CORPORATION, DEL CITY WIRE CO., INC., GB TOOLS AND
                 SUPPLIES, INC., VERSA TECHNOLOGIES, INC. AND
                          ENGINEERED SOLUTIONS, L.P.,
                                As Originators,


                                      and



                       ACTUANT RECEIVABLES CORPORATION,
                                   As Buyer

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                         PAGE
                                                                         ----
ARTICLE I AMOUNTS AND TERMS OF THE PURCHASE.............................   2

Section 1.1  Initial Contribution of Receivables........................   2
             -----------------------------------

Section 1.2  Purchase of Receivables....................................   2
             -----------------------

Section 1.3  Payment for the Purchases..................................   3
             -------------------------

Section 1.4  Purchase Price Credit Adjustments..........................   5
             ---------------------------------

Section 1.5  Payments and Computations, Etc.............................   6
             ------------------------------

Section 1.6  License of Software........................................   6
             -------------------

Section 1.7  Characterization...........................................   6
             ----------------


ARTICLE II REPRESENTATIONS AND WARRANTIES...............................   7

Section 2.1  Representations and Warranties of Originators..............   7
             ---------------------------------------------
 (a)     Organization; Powers...........................................   7
         --------------------
 (b)     Authorization..................................................   7
         -------------
 (c)     No Conflict....................................................   8
         -----------
 (d)     Governmental Approvals.........................................   8
         ----------------------
 (e)     Litigation.....................................................   8
         ----------
 (f)     Enforceability.................................................   8
         --------------
 (g)     Accuracy of Information........................................   8
         -----------------------
 (h)     Use of Proceeds................................................   9
         ---------------
 (i)     Good Title.....................................................   9
         ----------
 (j)     Perfection.....................................................   9
         ----------
 (k)     Places of Business and Locations of Records....................   9
         -------------------------------------------
 (l)     Collections....................................................  10
         -----------
 (m)     Material Adverse Effect........................................  10
         -----------------------
 (n)     Names..........................................................  10
         -----
 (o)     Ownership of Buyer.............................................  10
         ------------------
 (p)     Not a Holding Company or an Investment Company.................  10
         ----------------------------------------------
 (q)     Compliance with Law............................................  10
         -------------------
 (r)     Compliance with Credit and Collection Policy...................  10
         --------------------------------------------
 (s)     Payments to such Originator....................................  11
         ---------------------------
 (t)     Enforceability of Contracts....................................  11
         ---------------------------
 (u)     Eligible Receivables...........................................  11
         --------------------
 (v)     Accounting.....................................................  11
         ----------

ARTICLE III CONDITIONS OF PURCHASE......................................  11

Section 3.1  Conditions Precedent to Purchase...........................  11
             --------------------------------

Section 3.2      Conditions Precedent to Subsequent Payments...............  11
                 -------------------------------------------

ARTICLE IV COVENANTS.......................................................  12

Section 4.1      Affirmative Covenants of Originators......................  12
                 ------------------------------------
 (a)         Financial Reporting...........................................  12
             -------------------
   (i)         Annual Reporting............................................  12
               ----------------
   (ii)        Quarterly Reporting.........................................  12
               -------------------
   (iii)       Compliance Certificate......................................  13
               ----------------------
   (iv)        Shareholders Statements and Reports.........................  13
               -----------------------------------
   (v)         S.E.C. Filings..............................................  13
               --------------
   (vi)        Copies of Notices...........................................  13
               -----------------
   (vii)       Change in Credit and Collection Policy......................  13
               --------------------------------------
   (viii)        Other Information.........................................  13
                 -----------------
 (b)         Notices.......................................................  13
             -------
   (i)         Termination Events or Unmatured Termination Events..........  14
               --------------------------------------------------
   (ii)        Material Adverse Effect.....................................  14
               -----------------------
   (iii)       Defaults Under Other Agreements.............................  14
               -------------------------------
   (iv)        ERISA Events................................................  14
               ------------
   (v)         Downgrade of Parent.........................................  14
               -------------------
 (c)         Compliance with Laws and Preservation of Existence............  14
             --------------------------------------------------
 (d)         Audits........................................................  14
             ------
 (e)         Keeping and Marking of Records and Books......................  15
             ----------------------------------------
 (f)         Compliance with Contracts and Credit and Collection Policy....  15
             ----------------------------------------------------------
 (g)         Ownership.....................................................  15
             ---------
 (h)         Purchasers' Reliance..........................................  15
             --------------------
 (i)         Collections...................................................  16
             -----------
 (j)         Taxes.........................................................  16
             -----

Section 4.2      Negative Covenants of Originators.........................  17
                 ---------------------------------
 (a)         Name Change, Offices and Records..............................  17
             --------------------------------
 (b)         Change in Payment Instructions to Obligors....................  17
             ------------------------------------------
 (c)         Modifications to Contracts and Credit and Collection Policy...  17
             -----------------------------------------------------------
 (d)         Sales, Liens..................................................  17
             ------------
 (e)         Accounting for Purchase.......................................  18
             -----------------------

ARTICLE V TERMINATION EVENTS...............................................  18

Section 5.1      Termination Events........................................  18
                 ------------------

Section 5.2      Remedies..................................................  19
                 --------

ARTICLE VI INDEMNIFICATION.................................................  19

Section 6.1      Indemnities by Originators................................  19
                 --------------------------

Section 6.2      Other Costs and Expenses..................................  22
                 ------------------------

ARTICLE VII MISCELLANEOUS...............................................  22

Section 7.1  Waivers and Amendments.....................................  22
             ----------------------

Section 7.2  Notices....................................................  22
             -------

Section 7.3  Protection of Ownership Interests of Buyer.................  22
             ------------------------------------------

Section 7.4  Confidentiality............................................  23
             ---------------

Section 7.5  Bankruptcy Petition........................................  24
             -------------------

Section 7.6  Limitation of Liability....................................  24
             -----------------------

Section 7.7  CHOICE OF LAW..............................................  24
             -------------

Section 7.8  CONSENT TO JURISDICTION....................................  24
             -----------------------

Section 7.9  WAIVER OF JURY TRIAL.......................................  25
             --------------------

Section 7.10 Integration; Binding Effect; Survival of Terms.............  25
             ----------------------------------------------

Section 7.11 Counterparts; Severability; Section References.............  26
             ----------------------------------------------

                            Exhibits and Schedules
                            ----------------------

Exhibit  I      -   Definitions
Exhibit  II     -   Chief Executive Offices; Locations of Records; Federal
                    Employer Identification Numbers; Other Names
Exhibit  III    -   Lock-Boxes; Collection Accounts; Collection Banks
Exhibit  IV     -   Form of Compliance Certificate
Exhibit  V      -   Copy of Credit and Collection Policy of each Originator
Exhibit  VI     -   Form of Subordinated Note
Exhibit  VII        Form of Purchase Report
Schedule 2.1(e)     Litigation
Schedule A          Documents to Be Delivered to Buyer Prior to the Initial
                    Purchase

                          RECEIVABLES SALE AGREEMENT

          THIS RECEIVABLES SALE AGREEMENT, dated as of May 30, 2001, is by and among Actuant Corporation, a Wisconsin corporation ("Parent"), Del City Wire Co., Inc., an Oklahoma corporation, GB Tools and Supplies, Inc., a Wisconsin corporation, Versa Technologies, Inc., a Delaware corporation, and Engineered Solutions, L.P., an Indiana limited partnership (each of the foregoing, an "Originator" and collectively, the "Originators"), and Actuant Receivables Corporation, a Nevada corporation ("Buyer"). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I hereto (or, if not defined in Exhibit I hereto, the
              ---------
meaning assigned to such term in Exhibit I to the Purchase Agreement).

                             PRELIMINARY STATEMENTS

          Each of the Originators now owns, and from time to time hereafter will own, Receivables. Each of the Originators wishes to sell and assign to Buyer, and Buyer wishes to purchase from each Originator, all of such Originator's right, title and interest in and to its Receivables, together with the Related Security and Collections with respect thereto.

          Each of the Originators and Buyer intend the transactions contemplated hereby to be true sales to Buyer by such Originator of the Receivables originated by it, providing Buyer with the full benefits of ownership of such Receivables, and none of the Originators nor Buyer intends these transactions to be, or for any purpose to be characterized as, loans from Buyer to such Originator.

          Following the purchase of Receivables from each Originator, Buyer will sell undivided interests therein and in the associated Related Security and Collections pursuant to that certain Receivables Purchase Agreement dated as of May 30, 2001 (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the "Purchase Agreement") among Buyer, Parent, as initial Servicer, Blue Ridge Asset Funding Corporation ("Blue Ridge"), and Wachovia Bank, N.A. or any successor agent appointed pursuant to the terms of the Purchase Agreement, as agent (in such capacity, the "Agent").

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                       AMOUNTS AND TERMS OF THE PURCHASE

          Section 1.1    Initial Contribution of Receivables.  On the date
                         -----------------------------------
hereof, Parent does hereby contribute, assign, transfer, set-over and otherwise convey to Buyer, and Buyer does hereby accept from Parent, in exchange for 100 shares of Buyer's common stock, Receivables originated by Parent and existing as of the close of business on the Business Day immediately prior to the date hereof (the "Initial Cutoff Date") having an aggregate Outstanding Balance of $3,372,244 (the "Initial Contributed Receivables"), together with all Related Security relating thereto and all Collections thereof.

          Section 1.2    Purchase of Receivables.
                         -----------------------

                  (a) Effective on the date hereof, in consideration for the Purchase Price paid to each Originator and upon the terms and subject to the conditions set forth herein, each Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase from such Originator, all of such Originator's right, title and interest in and to all Receivables originated by such Originator and existing as of the close of business on the Initial Cutoff Date (other than the Initial Contributed Receivables) and all Receivables thereafter originated by such Originator through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof Buyer shall acquire all of each Originator's right, title and interest in and to all Receivables existing as of the Initial Cutoff Date (other than the Initial Contributed Receivables) and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all Collections thereof. Buyer shall be obligated to pay the Purchase Price for the Receivables purchased hereunder from each Originator in accordance with Section 1.3.
                                             -----------

                  (b) On or before each Monthly Reporting Date, each Originator shall (or shall require the Servicer to) deliver to Buyer a report in substantially the form of Exhibit VII hereto (each such report being herein called a "Purchase Report") with respect to the Receivables sold by such Originator to Buyer during the Settlement Period then most recently ended. In addition to, and not in limitation of, the foregoing, in connection with the payment of the Purchase Price for any Receivables purchased hereunder, Buyer may request that the applicable Originator deliver, and such Originator shall deliver, such approvals, opinions, information or documents as Buyer may reasonably request.

                  (c) It is the intention of the parties hereto that each Purchase of Receivables from an Originator made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables originated by such Originator. Except for the Purchase Price Credits owed to such Originator pursuant to
          Section 1.4, the sale of Receivables hereunder by each Originator is
          -----------
          made without recourse to such Originator; provided, however, that (i) such Originator shall be liable to Buyer for all representations, warranties, covenants and indemnities made by such Originator pursuant to the terms of the Transaction Documents to which such Originator is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any obligation of such Originator or any other Person arising in connection with the Receivables, the related Contracts and/or other Related Security or any other obligations of such Originator. In view of the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a sale of such Receivables rather than loans secured thereby, each Originator agrees that it will, on or prior to the date hereof and in accordance with Section
                                                                      -------
          4.1(e)(ii), mark its standard monthly accounts receivable aging
          ----------
          reports regarding the Receivables originated by it with a legend acceptable to Buyer and to the Agent (as Buyer's assignee), evidencing that Buyer has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to Buyer. Upon the request of Buyer or the Agent (as Buyer's assignee), each Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables originated by such Originator and the Related Security and Collections with respect thereto, or as Buyer or the Agent (as Buyer's assignee) may reasonably request.

          Section 1.3    Payment for the Purchases.
                         -------------------------

                  (a) The Purchase Price for the Purchase from each Originator of its Receivables in existence as of the close of business on the Initial Cutoff Date (other than the Initial Contributed Receivables) shall be payable in full by Buyer to such Originator on the date hereof, and shall be paid to such Originator in the following manner:

                         (i) by delivery of immediately available funds, to the extent of funds made available to Buyer in connection with its subsequent sale of an interest in such Receivables to the Purchasers under the Purchase Agreement; provided that a portion of such funds shall be offset by amounts owed by Parent to Buyer on account of the issuance of equity having a total value of not less than the Required Capital Amount, and

                         (ii) the balance, by delivery of the proceeds of a subordinated revolving loan from such Originator to Buyer (a "Subordinated Loan") in an amount not to exceed the least of (A) the remaining unpaid portion of such Purchase Price, (B) the maximum Subordinated Loan that could be borrowed without rendering Buyer's Net Worth less than the Required Capital Amount, and (C) fifteen percent (15%) of such Purchase Price. Each Originator is hereby authorized by Buyer to endorse on the schedule attached to its Subordinated Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, provided that the failure to make such notation shall not affect any obligation of Buyer thereunder.

The Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and owing in full by Buyer to the applicable Originator or its designee on the date each such Receivable came into existence (except that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by such Originator to Buyer hereunder and which have become due but remain unpaid) and shall be paid to such Originator in the manner provided in the following paragraphs (b), (c) and (d).

               (b) With respect to any Receivables coming into existence after the Initial Cutoff Date, on each Settlement Date, Buyer shall pay the applicable Originator the Purchase Price therefor in accordance with
          Section 1.3(d) and in the following manner:
          --------------

               first, by delivery to the applicable Originator or its designee of immediately available funds, to the extent of funds available to Buyer from its subsequent sale of an interest in all of the Receivables to the Agent for the benefit of the Purchasers under the Purchase Agreement or other cash on hand;

               second, by delivery to the applicable Originator or its designee of the proceeds of a Subordinated Loan, provided that the making of any such Subordinated Loan shall be subject to the provisions set forth in
     Section 1.3(a)(ii); and
     -------------------

               third, solely in the case of Receivables originated by Parent, unless the Termination Date has occurred in accordance with this Agreement, by accepting a contribution to its capital in an amount equal to the remaining unpaid balance of such Purchase Price.

Subject to the limitations set forth in Section 1.3(a)(ii), each Originator
                                        ------------------
irrevocably agrees to advance each Subordinated Loan requested by Buyer on or prior to the Termination Date. The Subordinated Loans owing to each Originator shall be evidenced by, and shall be payable in accordance with the terms and provisions of its Subordinated Note and shall be payable solely from funds which Buyer is not required under the Purchase Agreement to set aside for the benefit of, or otherwise pay over to, the Purchasers.

               (c) From and after the Termination Date, (i) no Originator shall be obligated to (but may, at its option) sell Receivables to Buyer, or
          (ii) Parent shall
          not be obligated to (but may, at its option) contribute Receivables to Buyer's capital pursuant to clause third of Section 1.3(b).
                                                      --------------

               (d) Although the Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and payable in full by Buyer to the applicable Originator on the date such Receivable came into existence, settlement of the Purchase Price between Buyer and such Originator shall be effected on a monthly basis on Settlement Dates with respect to all Receivables originated by such Originator during the same Calculation Period and based on the information contained in the Purchase Report delivered by such Originator for the Calculation Period then most recently ended. Although settlement shall be effected on Settlement Dates, increases or decreases in the amount owing under the Subordinated Note made pursuant to Section 1.3 and any contribution of capital by Parent to
                      -----------
          Buyer made pursuant to Section 1.3(b) shall be deemed to have occurred
                                 --------------
          and shall be effective as of the last Business Day of the Calculation Period to which such settlement relates.

          Section 1.4   Purchase Price Credit Adjustments. If on any day:
                        ---------------------------------

                  (a) the Outstanding Balance of a Receivable purchased from any Originator is:

                        (i) reduced as a result of any defective or rejected or returned goods or services, any discount or any adjustment or otherwise by such Originator (other than as a result of such Receivable becoming a Defaulted Receivable or to reflect cash Collections on account of such Receivable),

                        (ii) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

               (b) any of the representations and warranties set forth in Sections 2.1(h), (i), (j), (l), (r), (s), (t), (u), the second
          --------------------------------------------------
          sentence of Section 2.1(q) hereof and the last clause (relating to
                      --------------
          bulk sales laws) of Section 2.1(c) are not true when made or deemed
                              --------------
          made with respect to any Receivable,

then, in such event, Buyer shall be entitled to a credit (each, a "Purchase Price Credit") against the Purchase Price otherwise payable to the applicable Originator hereunder equal to the Outstanding Balance of such Receivable (calculated before giving effect to the applicable reduction or cancellation). If such Purchase Price Credit exceeds the Original Balance of the Receivables originated by the applicable Originator on any day, such Originator shall pay the remaining amount of such Purchase Price Credit in cash immediately, provided that if the Termination Date has not occurred, such Originator shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under its Subordinated Note.

          Section 1.5    Payments and Computations, Etc.  All amounts to be paid
                         ------------------------------
or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Originator designated from time to time by such Originator or as otherwise directed by such Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          Section 1.6    License of Software.
                         -------------------

                  (a) To the extent that any software used by any Originator to account for the Receivables originated by it is non-transferable, such Originator hereby grants to each of Buyer, the Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all such software used by such Originator to account for such Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto, provided that should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, such Originator hereby agrees that upon the request of Buyer (or Buyer's assignee), such Originator will use its reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the later to occur of (i) indefeasible payment in full of the Aggregate Unpaids (as defined in the Purchase Agreement), and (ii) the date each of this Agreement and the Purchase Agreement terminates in accordance with its terms.

                  (b) Each Originator (i) shall take such action requested by Buyer and/or the Agent (as Buyer's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Purchase Agreement have an enforceable ownership interest in the Records relating to the Receivables purchased from such Originator hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for such Receivables and/or to recreate such Records.

          Section 1.7  Characterization.  If, notwithstanding the intention of
                       ----------------
the parties expressed in Section 1.2(c), any sale or contribution by an
                         --------------
Originator to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables by each Originator hereunder shall constitute a true sale thereof, such Originator hereby grants to Buyer a duly perfected security interest in all of such Originator's right, title and interest in, to and under all Receivables of such Originator which are now existing or hereafter arising, all Collections and Related Security with respect thereto, all other rights and payments relating to such Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price of the Receivables purchased from such Originator together with all other obligations of such Originator hereunder, which security interest shall be prior to all other Adverse Claims thereto. Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

          Section 2.1    Representations and Warranties of Originators. Each
                         ---------------------------------------------
Originator hereby represents and warrants to Buyer on the date hereof, on the date of the Purchase from such Originator hereunder and on each date that any Receivable is originated by such Originator on or after the date of such Purchase, that:

               (a)  Organization; Powers.  Such Originator (a) is duly
                    --------------------
organized, validly existing and in good standing or active status under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its Property and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and each other agreement or instrument contemplated hereby to which it is or will be a party.

               (b)  Authorization.  The execution, delivery and performance by
                    -------------
such Originator of each of the Transaction Documents to which it is a party (a) have been duly authorized by all requisite corporate or partnership and, if required, stockholder or partner action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the Organizational Documents of such Originator, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which such Originator is a party or by which any of them or any of their Property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Adverse Claim upon or with respect to any

Property now owned or hereafter acquired by such Originator (other than any Adverse Claim created hereunder or under the other Transaction Documents).

          (c)  No Conflict.  The execution and delivery by such Originator of
               -----------
this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Originator or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

               (d)  Governmental Approvals.  Other than the filing of the
                    ----------------------
financing statements required hereunder, no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the transactions contemplated hereby.

               (e)  Litigation.  Except as set forth on Schedule 2.1(e), there
                    ----------
are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of such Originator, threatened against or affecting such Originator or any of its Subsidiaries or any business, Property or rights of any such Person (i) that involve any Transaction Document or the transactions contemplated thereby or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect

               (f)  Enforceability.  This Agreement has been duly executed and
                    --------------
delivered by such Originator and constitutes, and each other Transaction Document to which such Originator is a party when executed and delivered by the such Originator will constitute, a legal, valid and binding obligation of such Originator enforceable against such Originator in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

               (g)  Accuracy of Information.  No information, report, financial
                    -----------------------
statement, exhibit or schedule furnished by or on behalf of such Originator to the Buyer or the Agent in connection with the negotiation of any Transaction Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading as of the date such information is dated or certified; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, such Originator represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

               (h)  Use of Proceeds.  No portion of any Purchase Price payment
                    ---------------
hereunder will be used for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to such Originator including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

               (i)  Good Title.  Immediately prior to the Purchase from such
                    ----------
Originator hereunder and upon the creation of each Receivable originated by such Originator after the Initial Cut-Off Date, such Originator (i) is the legal and beneficial owner of such Receivables and (ii) is the legal and beneficial owner of the Related Security with respect thereto or possesses a valid and perfected security interest therein, in each case, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect such Originator's ownership interest in each such Receivable, its Collections and the Related Security.

               (j)  Perfection.  This Agreement, together with the filing of the
                    ----------
financing statements contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from such Originator) (i) legal and equitable title to, with the right to sell and encumber each Receivable originated by such Originator, whether now existing and hereafter arising, together with the Collections with respect thereto, and (ii) all of such Originator's right, title and interest in the Related Security associated with each such Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in such Receivables, the Related Security and the Collections. Originator's jurisdiction of organization is a jurisdiction whose law generally requires information concerning the existence of a nonpossessory security interest to be made generally available in a filing, record or registration system as a condition or result of such a security interest's obtaining priority over the rights of a lien creditor which respect to collateral.

               (k)  Places of Business and Locations of Records. The chief
                    -------------------------------------------
executive office of such Originator and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit II or such other
                                                 ----------
locations of which Buyer has been notified in accordance with Section 4.2(a) in
                                                              --------------
jurisdictions where all action required by Section 4.2(a) has been taken and
                                           --------------
completed. Such Originator's Federal Employer Identification Number is correctly set forth on Exhibit II.
             ----------

               (l)  Collections.  The conditions and requirements set forth in
                    -----------
Section 4.1(j) have at all times been satisfied and duly performed. The names
--------------
and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of such Originator at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit III. Such Originator
                                                  -----------
has not granted any Person, other than Buyer (and its assigns) dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

               (m)  Material Adverse Effect. Since August 31, 2000, no event has
                    -----------------------
occurred that would have a Material Adverse Effect.

               (n)  Names.  The name in which such Originator has executed this
                    -----
Agreement is identical to the name of such Originator as indicated on the public record of its state of organization which shows such Originator to have been organized. In the past five (5) years, such Originator has not used any corporate or partnership names, trade names or assumed names other than the name in which it has executed this Agreement and as listed on Exhibit II.
                                                         -----------

               (o)  Ownership of Buyer.  Parent owns, directly or indirectly,
                    ------------------
100% of the issued and outstanding equity interests of Buyer. Such equity interests are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Buyer.

               (p)  Not a Holding Company or an Investment Company.  Such
                    ----------------------------------------------
Originator is not a "holding company" or a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Originator is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

               (q)  Compliance with Law.  Such Originator has complied in all
                    -------------------
respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

               (r)  Compliance with Credit and Collection Policy.  Such
                    --------------------------------------------
Originator has complied in all material respects with its Credit and Collection Policy with regard to each Receivable originated by it and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which Buyer (or its assigns) has been notified in accordance with Section 4.1(a)(vii).
                   -------------------

          (s)  Payments to such Originator.  With respect to each Receivable
               ---------------------------
originated by such Originator and sold to Buyer hereunder, the Purchase Price received by such Originator constitutes reasonably equivalent value in consideration therefor. No transfer hereunder by such Originator of any Receivable originated by such Originator is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. (S)(S) 101 et seq.), as amended.

          (t)  Enforceability of Contracts.  Each Contract with respect to each
               ---------------------------
Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (u)  Eligible Receivables.  Each Receivable reflected in any Purchase
               --------------------
Report as an Eligible Receivable was an Eligible Receivable on the date of its acquisition by Buyer hereunder.

          (v)  Accounting.  The manner in which such Originator accounts for the
               ----------
transactions contemplated by this Agreement in its financial statements does not jeopardize the characterization of the transactions contemplated herein as being true sales.

                                  ARTICLE III
                            CONDITIONS OF PURCHASE

     Section 3.1  Conditions Precedent to Purchase. The Purchases under this
                  --------------------------------
Agreement is subject to the conditions precedent that (a) Buyer shall have been capitalized with the Initial Contributed Receivables, (b) Buyer shall have received on or before the date of such purchase those documents listed on Schedule A and (c) all of the conditions to the initial purchase under the
----------
Purchase Agreement shall have been satisfied or waived in accordance with the terms thereof.

     Section 3.2  Conditions Precedent to Subsequent Payments. Buyer's
                  -------------------------------------------
obligation to pay for Receivables coming into existence after the Initial Cutoff Date shall be subject to the further conditions precedent that: (a) the Facility Termination Date shall not have occurred under the Purchase Agreement; (b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request and (c) on the date such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by such Originator that such statements are then true):

                  (i)  the representations and warranties set forth in Article
                                                                       -------
          II are true and correct on and as of the date such Receivable came
          --
          into existence as though made on and as of such date; and

                    (ii) no event has occurred and is continuing that will
               constitute a Termination Event or an Unmatured Termination Event.

Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Receivable (whether by payment of cash, through an increase in the amounts outstanding under the Subordinated Note, by offset of amounts owed to Buyer and/or by offset of capital contributions), title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer's obligation to pay for such Receivable were in fact satisfied. The failure of such Originator to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Buyer to rescind the related purchase and direct such Originator to pay to Buyer an amount equal to the Purchase Price payment that shall have been made with respect to any Receivables related thereto.

                                  ARTICLE IV
                                   COVENANTS

          Section 4.1  Affirmative Covenants of Originators. Until the date on
                       ------------------------------------
which this Agreement terminates in accordance with its terms, each Originator hereby covenants as set forth below:

               (a)     Financial Reporting.  Such Originator will maintain, for
                       -------------------
itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to Buyer (or its assigns):

                       (i)  Annual Reporting.  Within 90 days after the end of
                            ----------------
each fiscal year of Parent, Parent's consolidated balance sheet and related statements of income and cash flows showing the financial condition of Parent and its consolidated Subsidiaries as of the close of such fiscal year and the results of their operations during such year, all in reasonable detail and audited by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of Parent and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, setting forth in each case in comparative form the corresponding statements for the preceding fiscal year;

                       (ii) Quarterly Reporting.  Within 45 days after the end
                            -------------------
of each of the first three fiscal quarters of each fiscal year of Parent, Parent's consolidated balance sheet and related statements of income and cash flows showing the financial condition of Parent and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of their operations during such fiscal quarter and the then elapsed portion of the fiscal year, all in reasonable detail and certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments, setting forth in each case in comparative form the corresponding statements for the corresponding period in the preceding fiscal year;

               (iii)   Compliance Certificate.  Together with the financial
                       ----------------------
statements required hereunder, a compliance certificate in substantially the form of Exhibit IV signed by one of such Originator's Financial Officers and
        ----------
dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

               (iv)    Shareholders Statements and Reports.  Promptly upon the
                       -----------------------------------
furnishing thereof to the shareholders of such Originator, copies of all financial statements, reports and proxy statements so furnished.

               (v)     S.E.C. Filings.  Promptly after the same become publicly
                       --------------
available, copies of all periodic and other reports, proxy statements and other materials filed by Parent or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed to holders of its Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor), as the case may be.

               (vi)    Copies of Notices.  Promptly upon its receipt of any
                       -----------------
notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer, the Agent or Blue Ridge, copies of the same.

               (vii)   Change in Credit and Collection Policy.  At least thirty
                       --------------------------------------
(30) days prior to the effectiveness of any material change in or material amendment to such Originator's Credit and Collection Policy, a copy of its Credit and Collection Policy then in effect and a notice (A) indicating such proposed change or amendment ,and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting Buyer's (and the Agent's, as Buyer's assignee) consent thereto.

               (viii)  Other Information.  Promptly, from time to time, such
                       -----------------
other information, documents, records or reports relating to the Receivables originated by such Originator or the condition or operations, financial or otherwise, of such Originator as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

          (b)  Notices.  Such Originator will notify Buyer (or its assigns) in
               -------
writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

               (i)    Termination Events or Unmatured Termination Events.  The
                      --------------------------------------------------
occurrence of each Termination Event and each Unmatured Termination Event, by a statement of a Financial Officer of such Originator.

               (ii)   Material Adverse Effect.  The occurrence of any event or
                      -----------------------
condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

               (iii)  Defaults Under Other Agreements.  The occurrence of an
                      -------------------------------
event of default (as to which any notice period or cure period has expired without cure) under any other financing arrangement involving a line of credit or Indebtedness, in each case, of $1 million or more pursuant to which any Originator is a debtor or an obligor.

               (iv)   ERISA Events.  The occurrence of any ERISA Event.
                      ------------

               (v)    Downgrade of Parent.  Any downgrade in the rating of any
                      -------------------
Indebtedness of Parent by S&P or by Moody's, setting forth the Indebtedness affected and the nature of such change.

          (c)  Compliance with Laws and Preservation of Existence.  Such
               --------------------------------------------------
Originator will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Originator will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so qualify or remain in good standing could not reasonably be expected to have a Material Adverse Effect.

          (d)  Audits.  Such Originator will furnish to Buyer (or its assigns)
               ------
from time to time such information with respect to it and the Receivables sold by it as Buyer (or its assigns) may reasonably request. Such Originator will, from time to time during regular business hours as requested by Buyer (or its assigns), upon reasonable notice and at the sole cost of such Originator, permit Buyer (or its assigns) or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Originator relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Originator's financial condition or the Receivables and the Related Security or such Originator's performance under any of the Transaction Documents or such Originator's performance under the Contracts and, in each case, with any of the officers or employees of such Originator having knowledge of such matters (each of the foregoing examinations and visits, a "Review"); provided, however, that, so long as no Amortization Event (under and as defined in the Purchase Agreement) has occurred and is continuing: (A) the Originators, collectively, shall only be responsible for the reasonable costs and expenses of one (1) Review in any one calendar year, and (B) the Agent (as Buyer's assignee) will not request more than four (4) Reviews in any one calendar year.

               (e)  Keeping and Marking of Records and Books.
                    ----------------------------------------

                    (i) Such Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Such Originator will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                    (ii) Such Originator will (A) mark its standard monthly
               accounts receivable aging reports regarding the Receivables originated by it with a legend, acceptable to Buyer (or its assigns), describing Buyer's ownership interests in the Receivables and (B) upon the request of Buyer (or its assigns) following the occurrence of a Termination Event: (x) mark each Contract with a legend describing Buyer's ownership interests in the Receivables originated by such Originator and further describing the Receivable Interests of the Agent (on behalf of the Purchasers) and (y) deliver to Buyer (or its assigns) all Contracts (including, without limitation, all multiple originals of any such Contract) relating to such Receivables.

               (f)  Compliance with Contracts and Credit and Collection Policy.
                    ----------------------------------------------------------
Such Originator will timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables originated by it, and (ii) comply in all respects with its Credit and Collection Policy in regard to each such Receivable and the related Contract.

               (g)  Ownership.  Such Originator will take all necessary action
                    ---------
to establish and maintain, irrevocably in Buyer, (A) legal and equitable title to the Receivables originated by such Originator and the Collections and (B) all of such Originator's right, title and interest in the Related Security associated with the Receivables originated by such Originator, in each case, free and clear of any Adverse Claims other than Adverse Claims in favor of Buyer (and its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request).

               (h)  Purchasers' Reliance.  Such Originator acknowledges that the
                    --------------------
Agent and the Purchasers are entering into the transactions contemplated by the Purchase

Agreement in reliance upon Buyer's identity as a legal entity that is separate from such Originator and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, such Originator will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of such Originator and any Affiliates thereof and not just a division of such Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, such Originator (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own any of the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the "separateness covenants" set forth in Section 7.1(i) of the
                                                          --------------
Purchase Agreement and (iii) will cause all Tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between such Originator and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations
(S)(S)1.1502-33(d) and 1.1552-1.

               (i)  Collections.  Such Originator will cause (1) all proceeds
                    -----------
from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect; provided, however, that unless otherwise requested by Buyer (or the Agent as its assignee), no Collection Account Agreement will be required with respect to any Lock-Box or Collection Account at Bank of America, N.A. so long as the existing Lock-Box and Collection Account at such bank are closed by September 15, 2001. In the event any payments relating to Receivables are remitted directly to such Originator or any Affiliate of such Originator, such Originator will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, such Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns. Such Originator will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to Buyer, free and clear of all Adverse Claims (including, without limitation, that of Credit Suisse First Boston (or its successor) as collateral agent) and, will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Purchase Agreement.

               (j)  Taxes.  Such Originator will file all Tax returns and
                    -----
reports required by law to be filed by it and promptly pay all Taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Such Originator will pay when due any Indemnified Taxes payable in connection with the Receivables originated by it.

          Section 4.2  Negative Covenants of Originators. Until the date on
                       ---------------------------------
which this Agreement terminates in accordance with its terms, each Originator hereby covenants that:

               (a)  Name Change, Offices and Records . Such Originator will not
                    --------------------------------
change its (i) state of organization, (ii) name, (iii) identity or structure (within the meaning of Article 9 of any applicable enactment of the UCC) or relocate its chief executive office at any time while the location of its chief executive office is relevant to perfection of Buyer's interest in the Receivables or the associated Related Security and Collections or any office where Records are kept unless it shall have: (i) given Buyer (and the Agent, as its assignee) at least forty-five (45) days' prior written notice thereof and
(ii) delivered to the Agent (as Buyer's assignee) all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.

               (b)  Change in Payment Instructions to Obligors.  Such Originator
                    ------------------------------------------
will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and evidence reasonably satisfactory to Buyer (and the Agent, as its assignee) that all Adverse Claims to such Lock-Box or Collection Account have been released and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that such Originator may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

               (c)  Modifications to Contracts and Credit and Collection Policy.
                    -----------------------------------------------------------
Such Originator will not make any change to its Credit and Collection Policy that could reasonably be expected to adversely affect the collectibility of the Receivables originated by it or decrease the credit quality of any of its newly created Receivables. Except as otherwise permitted in its capacity as Servicer pursuant to the Purchase Agreement, such Originator will not extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with its Credit and Collection Policy.

               (d)  Sales, Liens.  Such Originator will not sell, assign (by
                    ------------
operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein), and such Originator will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Originator.

               (e)  Accounting for Purchase.  Such Originator will not, and will
                    -----------------------
not permit any Affiliate to, financially account (whether in financial statements or otherwise) for the transactions contemplated hereby in any manner other than the sale or other outright conveyance by such Originator to Buyer of the Receivables originated by such Originator and the associated Related Security or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of such Receivables and Related Security by such Originator to Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                                   ARTICLE V
                              TERMINATION EVENTS

          Section 5.1  Termination Events.  The occurrence of any one or more of
                       ------------------
the following events shall constitute a Termination Event:

               (a) Such Originator shall fail to make any payment or deposit required hereunder within 5 Business Days after the same becomes due.

               (b) Such Originator shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause
          (i) of this paragraph (a)) or any other Transaction Document to which it is a party and such failure shall continue for 20 consecutive days after written notice of such failure.

               (c) Any representation, warranty, certification or statement made by such Originator in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made; provided that the materiality threshold in the preceding clause shall not be applicable with respect to any representation or warranty which itself contains a materiality threshold and provided further, that any misrepresentation or certification for which Buyer has actually received a Purchase Price Credit shall not constitute a Termination Event hereunder.

               (d) Parent or any Subsidiary shall (i) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness in a principal amount in excess of $5,000,000, when and as the same shall become due and payable, or (ii) fail to observe or perform any other term, covenant, condition or agreement contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this clause (ii) is to cause, or to permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity.

               (e) An Event of Bankruptcy shall occur with respect to any Originator.

               (f) One or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against Parent, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Parent or any Subsidiary to enforce any such judgment.

               (g) An ERISA Event shall have occurred that, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of Parent and its ERISA Affiliates in an aggregate amount exceeding $1,000,000.

               (h)  There shall have occurred a Change in Control.

          Section 5.2  Remedies. Upon the occurrence and during the continuation
                       --------
of a Termination Event, Buyer may take any of the following actions: (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Originator; provided, however, that upon the occurrence of a Termination Event described in Section 5.1(e), or of an
                                                        --------------
actual or deemed entry of an order for relief with respect to such Originator under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by such Originator to Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                  ARTICLE VI
                                INDEMNIFICATION

          Section 6.1  Indemnities by Originators.  Without limiting any other
                       --------------------------
rights that Buyer may have hereunder or under applicable law, each Originator hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims, Other Taxes, Indemnified Taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of Buyer or any such assign) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables originated by such Originator, excluding, however:

          (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

          (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables originated by such Originator that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

          (c) Excluded Taxes;

provided, however, that nothing contained in this sentence shall limit the liability of such Originator or limit the recourse of Buyer to such Originator for amounts otherwise specifically provided to be paid by such Originator under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject in each case to clauses (a), (b) and (c) above, each Originator shall indemnify Buyer for Indemnified Amounts relating to or resulting from:

               (i) any representation or warranty made by such Originator (or any officers of such Originator) under or in connection with any Purchase Report, this Agreement, any other Transaction Document or any other information or report delivered by such Originator pursuant hereto or thereto for which Buyer has not received a Purchase Price Credit that shall have been false or incorrect when made or deemed made;

               (ii) the failure by such Originator, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of such Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

               (iii) any failure of such Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

               (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

               (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (vi) the commingling of Collections of Receivables at any time with other funds;

               (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, such Originator's use of the proceeds of the Purchase from it hereunder, the ownership of the Receivables originated by such Originator or any other investigation, litigation or proceeding relating to such Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

               (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

               (ix)    any Event of Bankruptcy with respect to any Originator;

               (x) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables originated by such Originator and the associated Collections, and all of such Originator's right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claim;

               (xi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable originated by such Originator, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase from such Originator hereunder or at any subsequent time;

               (xii) any action or omission by such Originator which reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable;

               (xiii) any attempt by any Person to void the Purchase from such Originator hereunder under statutory provisions or common law or equitable action; and

               (xiv) the failure of any Receivable reflected as an Eligible Receivable on any Purchase Report prepared by such Originator to be an Eligible Receivable at the time acquired by Buyer.

               Section 6.2  Other Costs and Expenses. Each Originator shall pay
                            ------------------------
to Buyer on demand all Other Taxes and other costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. Each Originator shall pay to Buyer on demand any and all costs and expenses of Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.

                                  ARTICLE VII
                                 MISCELLANEOUS

               Section 7.1  Waivers and Amendments.
                            ----------------------

               (a) No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

               (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Originator and Buyer and, to the extent required under the Purchase Agreement, the Agent and the Liquidity Banks or the Required Liquidity Banks. Any material amendment, supplement, modification of waiver will required satisfaction of the Rating Agency Condition.

               Section 7.2  Notices.  All communications and notices provided
                            -------
for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, five (5) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 7.2.
                              -----------

               Section 7.3  Protection of Ownership Interests of Buyer.
                            ------------------------------------------

               (a) Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or its assigns) may request, to perfect, protect or more fully evidence the interest of Buyer hereunder and the Receivable Interests, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time, Buyer (or its assigns) may, at such Originator's sole cost and expense, direct such Originator to notify the Obligors of Receivables of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.

          (b) If any Originator fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer's (or such assigns') costs and expenses incurred in connection therewith shall be payable by such Originator as provided in Section 6.2. Each Originator
                                               -----------
     irrevocably authorizes Buyer (and its assigns) at any time and from time to time in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of such Originator (i) to execute on behalf of such Originator as debtor and to file financing statements necessary or desirable in Buyer's (or its assigns') sole discretion to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables originated by such Originator and the associated Related Security and Collections and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their sole discretion deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in such Receivables. This appointment is coupled with an interest and is irrevocable.

          Section 7.4  Confidentiality.
                       ---------------

          (a) Each Originator and Buyer shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Fee Letter and the other confidential or proprietary information with respect to the Agent and Blue Ridge and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Originator and its officers and employees may disclose such information to such Originator's external accountants, attorneys and other advisors and as required by any applicable law or order of any judicial or administrative proceeding.

          (b) Each Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent, the Liquidity Banks or Blue Ridge by each other, (ii) to any prospective or actual assignee or participant of any of the Persons described in clause
     (i), and (iii) to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Blue Ridge or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia Bank, N.A. (or its successor) acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person described in the foregoing clauses
     (ii) and (iii) is informed of the confidential nature of such information. In addition, the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

          Section 7.5  Bankruptcy Petition.
                       -------------------

          (a) Each Originator and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Blue Ridge, it will not institute against, or join any other Person in instituting against, Blue Ridge any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          (b) Each Originator covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of Buyer under the Purchase Agreement, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          Section 7.6  Limitation of Liability. Except with respect to any claim
                       -----------------------
arising out of the willful misconduct or gross negligence of any Originator, Buyer, Blue Ridge, the Agent or any Liquidity Bank, no claim may be made by any such Person (or its Affiliates, directors, officers, employees, attorneys or agents) against any such other Person (or its Affiliates, directors, officers, employees, attorneys or agents) for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the parties hereto, on behalf of itself and its Affiliates, directors, officers, employees, attorneys, agents, successors and assigns, hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

          Section 7.7  CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

          Section 7.8  CONSENT TO JURISDICTION.  ORIGINATOR HEREBY IRREVOCABLY
                       -----------------------
SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT AND ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION

IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

          Section 7.9   WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES
                        --------------------
TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          Section 7.10  Integration; Binding Effect; Survival of Terms.
                        ----------------------------------------------

                  (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                  (b) This Agreement shall be binding upon and inure to the benefit of the Originators, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). No Originator may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of any Originator. Without limiting the foregoing, each Originator acknowledges that Buyer, pursuant to the Purchase Agreement, may assign to the Agent, for the benefit of the Purchasers, its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Purchase Agreement. Each Originator agrees that the Agent, as the assignee of Buyer, shall, subject to the terms of the Purchase Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder) and each Originator agrees to cooperate fully with the Agent in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Originator pursuant to Article II;
                                                                    ----------
     (ii) the indemnification and payment provisions of Article VI; and (iii)
                                                        ----------
     Section 7.5 shall be continuing and shall survive any termination of this
     -----------
     Agreement.

          Section 7.11   Counterparts; Severability; Section References. This
                         ----------------------------------------------
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

                           (signature pages follow)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                              ACTUANT CORPORATION


                              By:    /s/ Terence M. Braatz
                                     ---------------------
                              Name:  Terence M. Braatz
                              Title:

                                    Address: 6100 North Baker Road
                                             Glendale, WI 53209

                                             Attn:  Terry M. Braatz

                                             Phone: (414) 247-5446
                                             Fax:   (414) 228-6112


                              DEL CITY WIRE CO., INC.


                              By:    /s/ Terence M. Braatz
                                     ---------------------
                              Name:  Terence M. Braatz
                              Title: Treasurer

                                    Address: 6100 North Baker Road
                                             Glendale, WI 53209

                                             Attn:  Terry M. Braatz

                                             Phone: (414) 247-5446
                                             Fax:   (414) 228-6112

                              GB TOOLS AND SUPPLIES, INC.


                              By:    /s/ Terence M. Braatz
                                     ---------------------
                              Name:  Terence M. Braatz
                              Title: Treasurer

                                    Address: 6100 North Baker Road
                                             Glendale, WI 53209

                                             Attn:  Terry M. Braatz

                                             Phone: (414) 247-5446
                                             Fax:   (414) 228-6112

                              VERSA TECHNOLOGIES, INC.


                              By:    /s/ Terence M. Braatz
                                     ---------------------
                              Name:  Terence M. Braatz
                              Title: Treasurer

                                    Address: 6100 North Baker Road
                                             Glendale, WI 53209

                                             Attn:  Terry M. Braatz

                                             Phone: (414) 247-5446
                                             Fax:   (414) 228-6112

                              ENGINEERED SOLUTIONS, L.P.

                              By:  Versa Technologies, Inc., its general partner


                              By:    /s/ Terence M. Braatz
                                     ---------------------
                              Name:  Terence M. Braatz
                              Title: Treasurer

                                    Address: 6100 North Baker Road
                                             Glendale, WI 53209

                                             Attn:  Terry M. Braatz

                                             Phone: (414) 247-5446
                                             Fax:   (414) 228-6112






                              ACTUANT RECEIVABLES CORPORATION


                              By:    /s/ Patrick C. Dorn
                                     -------------------
                              Name:  Patrick C. Dorn
                              Title: President

                                    Address: 3993 Howard Hughes Pkwy.
                                             Suite 100
                                             Las Vegas, Nevada  89109

                                             Attn:  Pat Dorn

                                             Phone: (702) 735-1811
                                             Fax:   (702) 735-1785

                                   Exhibit I

                                  Definitions
                                  -----------

          This is Exhibit I to the Agreement (as hereinafter defined). As used in the Agreement and the Exhibits and Schedules thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). If a capitalized term is used in the Agreement, or any Exhibit or Schedule thereto, and is not otherwise defined therein or in this Exhibit I, such term shall have the meaning assigned thereto in Exhibit I to the Purchase Agreement (hereinafter defined).

          "Account" means an "account" under and as defined in the UCC as in effect from time to time in the State of Illinois.

          "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 5% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

          "Agent" has the meaning set forth in the Preliminary Statements to the Agreement.

          "Agreement" means the Receivables Sale Agreement, dated as of May 30, 2001, among Originators and Buyer, as the same may be amended, restated or otherwise modified.

          "Blue Ridge" has the meaning set forth in the Preliminary Statements to the Agreement.

          "Board of Directors" means the Board of Directors of Parent or any committee thereof authorized to act on behalf of such Board.

          "Buyer" has the meaning set forth in the preamble to the Agreement.

          "Calculation Period" means each calendar month or portion thereof which elapses during the term of the Agreement. The first Calculation Period shall commence on the date of the Purchases hereunder and the final Calculation Period shall terminate on the Termination Date.

          "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or Personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Change in Control" shall be deemed to have occurred if:

          (a) any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that for purposes of this clause (a) such Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of Parent (for the purpose of this clause (a) a Person shall be deemed to beneficially own the Voting Stock of a corporation that is beneficially owned (as defined above) by another corporation (a "parent corporation") if such Person beneficially owns (as defined above) at least 50% of the aggregate voting power of all classes of Voting Stock of such parent corporation);

          (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of Parent was approved by a vote of 66-2/3% of the directors of Parent then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office;

          (c) the adoption of a plan relating to the liquidation or dissolution of Parent;

          (d) the merger or consolidation of Parent with or into another Person or the merger of another Person with or into Parent, or the sale of all or substantially all the assets of Parent to another Person, and, in the case of any such merger or consolidation, the securities of Parent that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of Parent are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation;

          (e) Parent ceases to own, directly or indirectly, 100% of the outstanding voting Equity Interests of any Originator, or

          (f) Parent ceases to own, directly or indirectly, 100% of the outstanding voting Equity Interests of Buyer.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Collection Account" has the meaning specified in the Purchase Agreement.

          "Collection Account Agreement" has the meaning specified in the Purchase Agreement.

          "Collection Bank" has the meaning specified in the Purchase Agreement.

          "Contingent Obligation" means, as to any person, any obligation of such person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such person, whether or not contingent,
(a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business and any products warranties for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

          "Contract" means, with respect to any Receivable, any and all instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable including, without limitation, all "contracts" as, when and if such term is defined in the UCC, of the applicable Originator, and in any event, shall include, without limitation, all sale, service, performance and equipment or property lease contracts, agreements and grants (whether written or oral, or third party or intercompany), and any other documents (whether written or oral) between the applicable Originator and third parties, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

          "Credit and Collection Policy" means each Originator's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit V, as modified from time to time in accordance with the Agreement.

          "Default Fee" means a per annum rate of interest equal to the sum of
(i) the Prime Rate, plus (ii) 2% per annum.

          "Discount Factor" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables originated by each Originator after taking account of (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to Buyer of financing its investment in such Receivables during such period, (ii) the risk of nonpayment by the Obligors, and (iii) the cost to Buyer of servicing such Receivables. Each Originator and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, provided that any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which such Originator and Buyer agree to make such change.

          "Disqualified Capital Stock" means any capital stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to July 30, 2009, or (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any capital stock referred to in (a) above, in each case at any time prior to July 30, 2009.

          "Dollars," "dollars" or "$" means lawful money of the United States of America.

          "Equity Interests" means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of capital of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on the date hereof or issued after the date of this Agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with Parent, is treated as a single employer under
Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Parent or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Parent or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by Parent or any of its ERISA Affiliates of any liability with respect to the withdrawal from any Plan or Multiemployer Plan; and (g) the receipt by Parent or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from Parent or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Event of Bankruptcy" means an event in which:

          (i) a Person shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors,

          (ii) any proceeding shall be instituted by a Person seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property,

          (iii) a Person shall take any corporate or partnership action to authorize any of the actions set forth in clauses (i) or (ii) above, or

          (iv) any proceeding shall be instituted against a Person seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property and, if such Person is an Originator who is not then acting as the Servicer, such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Excluded Taxes" means, with respect to any Indemnified Party or any other recipient of any payment to be made by or on account of any obligation of any Originator hereunder, income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located.

          "Finance Charges" means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

          "Financial Officer" of any Person means the chief financial officer, principal accounting officer, Treasurer or Controller of such Person.

          "fiscal quarter" means a quarter ending on the last day of each February, May, August and November.

          "GAAP" means generally accepted accounting principles applied on a consistent basis.

          "General Intangibles" shall mean, collectively, with respect to each Originator, all "general intangibles," as such term is defined in the UCC, of such Originator and, in any event shall include, without limitation, (i) all of such Originator's rights, title and interest in, to and under all Contracts and Insurance Policies, (ii) all know-how and warranties relating to any of the Receivables, (iii) any and all other rights, claims, choses-in-action and causes of action of such Originator against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Receivables, (v) all Records, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any Person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Originator pertaining to operations now or hereafter conducted by such Originator or any of the including, without limitation, building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation, and (vii) all rights to reserves, deferred payments, deposits, refund, indemnification or claims to the extent the foregoing relate to any Receivables and claims for tax or other refunds against any Governmental Authority relating to any Receivables.

          "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

          "Indebtedness" of any person means, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property or assets purchased by such person other than customary reservations of title under agreements with suppliers or lessors entered into in the ordinary course of business, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business),
(f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (g) all Contingent Obligations of such person, (h) all Capital Lease Obligations of such person, (i) all obligations of such person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements, (j) all outstanding obligations of such person as an account party in respect of letters of credit and bankers' acceptances, and (k) all Disqualified Capital Stock issued by such person with the amount of Indebtedness represented by such Disqualified Capital Stock being deemed to be the greater of its voluntary or involuntary liquidation preference and its maximum repurchase price, including accrued and unpaid dividends. The Indebtedness of any person shall include the Indebtedness of any partnership in which such person is a general partner.

          "Indemnified Party" has the meaning set forth in Section 6.1.
                                                           -----------

          "Indemnified Taxes" means Taxes other than Excluded Taxes.

          "Initial Contributed Receivables" has the meaning set forth in Section
                                                                         -------
1.1.
---

          "Initial Cutoff Date" has the meaning set forth in Section 1.1.
                                                             -----------

          "Insurance Policies" means, collectively, with respect to each Originator, all insurance policies with respect to any Receivable(s) now or hereafter held by such Originator or naming such Originator as insured, additional insured or loss payee, and all rights, claims and recoveries relating thereto (including, without limitation, all dividends, returned premiums and other rights to receive money in respect of any of the foregoing).

          "Lock-Box" has the meaning specified in the Purchase Agreement.

          "Material Adverse Effect" means a material adverse effect on (i) the business, Property, results of operations, prospects or condition, financial or otherwise, of Parent and its Subsidiaries, taken as a whole, (ii) the ability of any Originator to perform its obligations under any Transaction Document to which it is a party or of the Performance Guarantor to perform its obligations under the Performance Undertaking, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) the Buyer's ownership interest (or the Agent's security interest, for the benefit of the Secured Parties) in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

          "Monthly Reporting Date" means the 16th day of each month after the date of this Agreement (or if any such day is not a Business Day, the next succeeding Business Day thereafter).

          "Moody's" means Moody's Investors Service, Inc.

          "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Worth" means as of the last Business Day of each Calculation Period preceding any date of determination, the excess, if any, of (a) the aggregate Outstanding Balance of the Receivables at such time, over (b) the sum of (i) the Aggregate Invested Amount outstanding at such time, plus (ii) the aggregate outstanding principal balance of the Subordinated Loans (including any Subordinated Loan proposed to be made on the date of determination).

          "Organizational Documents" means, for any Person, the documents for its formation and organization, which, for example, (a) for a corporation are its corporate charter and bylaws, (b) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (c) for a limited liability company are its certificate of formation or organization and its operating agreement, regulations or the like and (d) for a trust is the trust agreement, declaration of trust, indenture or bylaws under which it is created.

          "Original Balance" means, with respect to any Receivable coming into existence after the Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.

          "Originator" has the meaning set forth in the preamble to the Agreement.

          "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Transaction Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Transaction Document.

          "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

          "Parent" has the meaning set forth in the preamble to the Agreement.

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

          "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA, and in respect of which Parent or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Wachovia Bank, N.A. or its successor (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

          "Property" means any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including Equity Interests or other ownership interests of any person.

          "Purchase" means the purchase by Buyer from an Originator pursuant to

Section 1.2(a) of the Agreement of the Receivables originated by such Originator
--------------
and the Related Security and Collections related thereto, together with all related rights in connection therewith.

          "Purchase Agreement" has the meaning set forth in the Preliminary Statements to the Agreement.

          "Purchase Price" means, with respect to the Purchase from each Originator, the aggregate price to be paid by Buyer to such Originator for such Purchase in accordance with Section 1.3 of the Agreement for the Receivables
                            -----------
originated by such Originator and the associated Collections and Related Security being sold to Buyer, which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables on such date, multiplied by (y) one minus the Discount Factor in effect on such date, minus
(ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with Section 1.4 of the Agreement.
                                     -----------

          "Purchase Price Credit" has the meaning set forth in Section 1.4 of
                                                               -----------
the Agreement.

          "Purchase Report" has the meaning set forth in Section 1.2(b) of the
                                                         --------------
Agreement.

          "Receivable" means each Account owed to an Originator (at the times it arises, and before giving effect to any transfer or conveyance under the Agreement) or to Buyer (after giving effect to the transfers under the Agreement) including, without limitation, the obligation to pay any Finance Charges with respect thereto: provided, however, that with respect to Actuant Corporation, only an Account arising in connection with the sale of goods or the rendering of services by its Enerpac Division and Powerpacker Division shall be included in "Receivable" and with respect to Versa Technologies, Inc., only an Account arising in connection with the sale of goods or the rendering of services by its Powergear Division shall be included in "Receivable". Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.

          "Records" means any and all lists, books, records, correspondence, ledgers, print-outs, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Receivables including, without limitation, all customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like pertaining to the operations of the applicable Originator or any of the Receivables, field repair data, sales data and other information relating to sales of products now or hereafter manufactured, distributed or franchised by such Originator, accounting information pertaining to any of the Receivables and all media in which or on which any of the information or knowledge or data or records relating to such operations or any of the Receivables may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data.

          "Related Security" means, with respect to any Receivable:

               (A) all margin accounts, futures positions, book debts and other forms of obligations and receivables now or hereafter owned or held by or payable to the applicable Originator relating in any way to or arising from the sale or lease of goods or the rendering of services by such Originator or any other party, including the right to payment of any interest or finance charge with respect thereto, together with all merchandise represented by any of the accounts,

               (B) all such merchandise that may be reclaimed or repossessed or returned to the applicable Originator,

               (C) all of the applicable Originator's rights as an unpaid vendor, including stoppage in transit, reclamation, replevin and sequestration,

               (D) all assets pledged, assigned, hypothecated or granted to, and all letters of credit, guarantee claims, Adverse Claims and security interests held by the applicable Originator to secure payment of any Accounts and which are delivered for or on behalf of any Obligor,

               (E) all accessions to all of the foregoing described properties and interests in properties,

               (F) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection with the foregoing,

               (G) all evidence of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties and certificates from filing or other registration offices

               (H) all General Intangibles related to such Receivable,

               (I) all of the applicable Originator's right, title and interest in each Lock-Box and each Collection Account, and

               (J) all proceeds of any of the foregoing.

          "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

          "Required Capital Amount" means, as of any date of determination, an amount equal to the greater of (a) 3% of the Purchase Limit under the Purchase Agreement, and (b) the product of (i) 1.5 times the product of the Default Ratio times the Default Horizon Ratio, each as determined from the most recent Monthly Report received from the Servicer under the Purchase Agreement, and (ii) the Outstanding Balance of all Receivables as of such date, as determined from the most recent Monthly Report received from the Servicer under the Purchase Agreement.

          "Securities Act" means the Securities Act of 1933, as amended.

          "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

          "Settlement Date" means (A) the 2nd Business Day after each Monthly Reporting Date, and (B) the last day of the relevant Interest Period in respect of each Receivable Interests funded through a Liquidity Funding.

          "Subordinated Loan" has the meaning set forth in Section 1.3(a) of the
                                                           --------------
Agreement.

          "Subordinated Note" means a promissory note in substantially the form of Exhibit VI hereto as more fully described in Section 1.3 of the Agreement, as
   ----------                                   -----------
the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

          "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "Termination Date" means the earliest to occur of (i) the Facility Termination Date (as defined in the Purchase Agreement), (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in Section
                                                                        -------
5.1(e), (iii) the Business Day specified in a written notice from Buyer to the
------
Originators following the occurrence of any other Termination Event, and (iv) the date which is 10 Business Days after Buyer's receipt of written notice from any Originator that it wishes to terminate the facility evidenced by this Agreement.

          "Termination Event" has the meaning set forth in Section 5.1 of the
                                                           -----------
Agreement.

          "Transaction Documents" means, collectively, this Agreement, each Collection Account Agreement, the Subordinated Notes, and all other instruments, documents and agreements executed and delivered in connection herewith.

          "UCC" means the Uniform Commercial Code as in effect in the applicable state or jurisdiction.

          "Unmatured Termination Event" means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

          "Voting Stock" means any class or classes of capital stock of Parent pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of Parent.

          "Wholly Owned Subsidiary" means, as to any Person, (a) any corporation 100% of whose capital stock (other than directors' qualifying shares) is at the time owned by such Person and/or one or more Wholly Owned Subsidiaries of such Person and (b) any partnership, association, joint venture, limited liability company or other entity in which such Person and/or one or more Wholly Owned Subsidiaries of such Person has a 100% equity interest at such time (other than directors', managing partners' or managing members' qualifying equity interests).

          "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of Illinois, and not specifically defined herein, are used herein as defined in such Article 9.

                                  Exhibit II
                                  ----------

          Exhibit II Chief Executive Offices; Locations of Records;
          ---------------------------------------------------------
             Federal Employer Identification Numbers; Other Names
             ----------------------------------------------------

Chief Executive Office for Each Originator:

     6100 North Baker Road
     Glendale, WI  53209

Locations of Records for Each Originator:

     6100 North Baker Road
     Glendale, WI  53209

Federal Employer Identification Number for Each Originator:

     Actuant Corporation:         39-0168610
     Del City Wire Co., Inc.:     73-0666761
     GB Tools and Supplies, Inc.: 39-0964876
     Versa Technologies, Inc.:    39-1143618
     Engineered Solutions, L.P.:  31-1757546

Legal, Trade and Assumed Names for Each Originator:

     Actuant Corporation:         Applied Power Inc. (1/11/01)
     Del City Wire Co., Inc.:     n/a
     GB Tools and Supplies, Inc.: Gardner Bender, Inc. (12/22/00); APW Tools and
                                  Supplies, Inc. (9/21/00); GB Electrical, Inc.
                                  (4/19/99)
     Versa Technologies, Inc.:    n/a
     Engineered Solutions, L.P.:  n/a

--------------------------------------------------------------------------------
                                  Exhibit III
                                  -----------
               Lock-boxes; Collection Accounts; Collection Banks
               -------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
       Legal Entity             Business Unit              Existing      Existing      Existing         Revised      Revised
                                                             Bank        Lockbox #       Dda #           Bank        Lockbox #

----------------------------------------------------------------------------------------------------------------------------------
Actuant Receivables           (new "SPE")                     n/a           n/a          n/a            Bank One        n/a
Corporation
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Tools & Supplies
----------------
----------------------------------------------------------------------------------------------------------------------------------
Actuant Corporation           Enerpac                       Bank of        98093     8765-0-60760       Bank One       22730
                                                            America
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
GB Tools & Supplies, Inc.     Gardner Bender (GB)           Marshall &     88397       122-2546         Bank One       22732
                                                            Ilsley
----------------------------------------------------------------------------------------------------------------------------------
         "                    Calterm                       Bank of         n/a      8765-9-60398       Bank One       22732
                                                            America
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
         "                    Ancor Products                Bank of         n/a      8765-0-01091       Bank One        n/a
                                                            America
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Del City Wire Co. Inc.        Del City                      Bank of         n/a      8765-0-01092       Bank One       22736
                                                            America
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Engineered Solutions
--------------------
----------------------------------------------------------------------------------------------------------------------------------
Actuant Corporation           Power Packer                  Bank of        98093     8765-0-60760       Bank One       22738
                                                            America
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Versa Technologies, Inc.      Power Gear                    Marshall &     10199       486-6114         Bank One       22742
                                                            Ilsley
----------------------------------------------------------------------------------------------------------------------------------
Engineered Solutions LP       Engineered Solutions          Bank One       22626       10-81348         Bank One       22626
(sub of VT Holdings, Inc.)    Americas

                              ----------------------------------------------------------------------------------------------------
                              (i.e., currently Dewald only)
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
       Legal Entity                                       Revised          Concentration
                                                           Dda #             Effective
                                                                              5/31/01
---------------------------------------------------------------------------------------------------
Actuant Receivables                                      10-87832         ZBA to 10-61597
Corporation
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Tools & Supplies
----------------
---------------------------------------------------------------------------------------------------
Actuant Corporation                                      10-87766         ZBA to new SPE
                                                                          a/c
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
GB Tools & Supplies, Inc.                                10-87774         ZBA to new SPE
                                                                          a/c
---------------------------------------------------------------------------------------------------
         "                                               10-87774         ZBA to new SPE
                                                                          a/c
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
         "                                               10-87782         ZBA to new SPE
                                                                          a/c
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Del City Wire Co. Inc.                                   10-87790         ZBA to new SPE
                                                                          a/c

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Engineered Solutions                                                      ZBA to new SPE
--------------------                                                      a/c
---------------------------------------------------------------------------------------------------
Actuant Corporation                                      10-87808         ZBA to new SPE
                                                                          a/c
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Versa Technologies, Inc.                                 10-87816         ZBA to new SPE
                                                                          ac
---------------------------------------------------------------------------------------------------
Engineered Solutions LP                                  10-81348         ZBA to new SPE
(sub of VT Holdings, Inc.)                                                a/c

                                  Exhibit IV
                                  ----------

                       [Form of] Compliance Certificate
                       --------------------------------

          This Compliance Certificate is furnished pursuant to that certain Receivables Sale Agreement dated as of May 30, 2001, among Actuant Corporation ("Parent"), Del City Wire Co., Inc., GB Tools and Supplies, Inc., Versa Technologies, Inc., Engineered Solutions, L.P. and Actuant Receivables Corporation (the "Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

          THE UNDERSIGNED HEREBY CERTIFIES THAT:

          1.   I am the duly elected ______________ of Parent.

          2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Parent and its Subsidiaries during the accounting period covered by the attached financial statements.

          3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or an Unmatured Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

          [4. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Parent has taken, is taking, or proposes to take with respect to each such condition or event:_______________________________].


          The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ____ day of ______________, 200_.

                                   ______________________________
                                   [Name]

                                   Exhibit V
                                   ---------

                Credit and Collection Policy of each Originator
                -----------------------------------------------

                                  [attached]

                                  Exhibit VI
                                  ----------

                           Form of Subordinated Note
                           -------------------------

                               SUBORDINATED NOTE

                                                                    May 30, 2001

          1.   Note. FOR VALUE RECEIVED, the undersigned, Actuant Receivables
               ----
Corporation, a Nevada corporation ("SPV"), hereby unconditionally promises to pay to the order of [ORIGINATOR NAME], a(n) __________ corporation ("Originator"), in lawful money of the United States of America and in immediately available funds, on or before the date following the Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold by Originator under the "Sale Agreement" referred to below has been reduced to zero and (ii) Originator has paid to Buyer all indemnities, adjustments and other amounts which may be owed thereunder in connection with the Purchase thereunder (the "Collection Date"), the aggregate unpaid principal sum outstanding of all "Subordinated Loans" made from time to time by Originator to SPV pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of May 30, 2001 among Originator and certain of its affiliates, as sellers, and SPV, as buyer (as amended, restated, supplemented or otherwise modified from time to time, the "Sale Agreement"). Reference to Section 1.3 of the Sale Agreement is hereby made for a statement of
             -----------
the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement.

          2.   Interest. SPV further promises to pay interest on the outstanding
               --------
unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the 1-month LIBOR rate published in The Wall Street Journal on the first Business Day of each month (or portion thereof) during the term of this Subordinated Note, computed for actual days elapsed on the basis of a year consisting of 360 days and changing on the first business day of each month hereafter ("LIBOR"); provided, however, that if SPV shall default in the payment of any principal hereof, SPV promises to pay, on demand, interest at the rate equal to LIBOR plus 2.00% per annum on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; provided, however, that SPV may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Subordinated Note. The outstanding principal of any loan made under this Subordinated Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

          3.   Principal Payments. Originator is authorized and directed by SPV
               ------------------
to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Subordinated Note and the amount of each payment of principal made by SPV, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; provided that neither the failure of Originator to make any such entry or any error therein shall expand, limit or affect the obligations of SPV hereunder.

          4.   Subordination. Originator shall have the right to receive, and
               -------------
SPV shall make, any and all payments and prepayments relating to the loans made under this Subordinated Note provided that, after giving effect to any such payment or prepayment, the aggregate Outstanding Balance of Receivables (as each such term is defined in the Purchase Agreement hereinafter referred to) owned by SPV at such time exceeds the sum of (a) the Aggregate Unpaids (as defined in the Purchase Agreement) outstanding at such time under the Purchase Agreement, plus
(b) the aggregate outstanding principal balance of all loans made under this Subordinated Note. Originator hereby agrees that at any time during which the conditions set forth in the proviso of the immediately preceding sentence shall not be satisfied, Originator shall be subordinate in right of payment to the prior payment of any indebtedness or obligation of SPV owing to the Agent or any Purchaser under that certain Receivables Purchase Agreement dated as of May 30, 2001 by and among SPV, Actuant Corporation, as initial Servicer, various "Purchasers" from time to time party thereto, and Wachovia Bank, N.A., as the "Agent" (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"). The subordination provisions contained herein are for the direct benefit of, and may be enforced by, the Agent and the Purchasers and/or any of their respective assignees (collectively, the "Senior Claimants") under the Purchase Agreement. Until the date on which the "Aggregate Invested Amount" outstanding under the Purchase Agreement has been repaid in full and all other obligations of SPV and/or the Servicer thereunder and under the "Fee Letter" referenced therein (all such obligations, collectively, the "Senior Claim") have been indefeasibly paid and satisfied in full, Originator shall not institute against SPV any proceeding of the type described in the definition of "Event of Bankruptcy" in the Sale Agreement unless and until the Collection Date has occurred. Should any payment, distribution or security or proceeds thereof be received by Originator in violation of this Section 4, Originator agrees that such payment shall be segregated, received and held in trust for the benefit of, and deemed to be the property of, and shall be immediately paid over and delivered to the Agent for the benefit of the Senior Claimants.

          5.   Bankruptcy; Insolvency. Upon the occurrence of any proceeding of
               ----------------------
the type described in the definition of "Event of Bankruptcy" in the Sale Agreement involving SPV as debtor, then and in any such event the Senior Claimants shall receive payment in full of all amounts due or to become due on or in respect of the Aggregate Invested Amount and the Senior Claim (including "Yield" as defined and as accruing under the Purchase Agreement after the commencement of any such proceeding, whether or not any or all of such Yield is an allowable claim in any such proceeding) before Originator is entitled to receive payment on account of this Subordinated Note, and to that end, any payment or distribution of assets of SPV of any kind or character, whether in cash, securities or other property, in any applicable insolvency proceeding, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness under this Subordinated Note, is hereby assigned to and shall be paid or delivered by the Person making such payment or delivery (whether a trustee in bankruptcy, a receiver, custodian or liquidating trustee or otherwise) directly to the Agent for application to, or as collateral for the payment of, the Senior Claim until such Senior Claim shall have been paid in full and satisfied.

          6.   Amendments. This Subordinated Note shall not be amended or
               ----------
modified except in accordance with Section 7.1 of the Sale Agreement. The terms
                                   -----------
of this Subordinated Note may not be amended or otherwise modified without the prior written consent of the Agent for the benefit of the Purchasers.

          7.   GOVERNING LAW. THIS SUBORDINATED NOTE HAS BEEN MADE AND DELIVERED
               -------------
AT CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS. WHEREVER POSSIBLE EACH PROVISION OF THIS SUBORDINATED NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS SUBORDINATED NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS SUBORDINATED NOTE.

          8.   Waivers. All parties hereto, whether as makers, endorsers, or
               -------
otherwise, severally waive presentment for payment, demand, protest and notice of dishonor. Originator additionally expressly waives all notice of the acceptance by any Senior Claimant of the subordination and other provisions of this Subordinated Note and expressly waives reliance by any Senior Claimant upon the subordination and other provisions herein provided.

          9.   Assignment. This Subordinated Note may not be assigned, pledged
               ----------
or otherwise transferred to any party other than Originator without the prior written consent of the Agent, and any such attempted transfer shall be void.

                                                ACTUANT RECEIVABLES CORPORATION

                                                By:________________________
                                                 Title:

                                   Schedule
                                      to
                               SUBORDINATED NOTE
                 SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

---------------------------------------------------------------------------------------------------

                      Amount of           Amount of            Unpaid
                    Subordinated          Principal          Principal         Notation Made
     Date               Loan                Paid              Balance          by (Initials)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

                                  Exhibit VII
                                  -----------

                           [Form of] Purchase Report
                           -------------------------

         For the Calculation Period beginning [date] and ending [date]
                                    ---------

TO:  BUYER AND THE AGENT (AS BUYER's ASSIGNEE)

--------------------------------------------------------- -------------------------- ----------------------- ---------
--------------------------------------------------------- -------------------------- ----------------------- ---------
Aggregate Outstanding Balance of all Receivables sold
during the period:                                        $_____________                                        A
--------------------------------------------------------- -------------------------- ----------------------- ---------
Less:  Aggregate Outstanding Balance of all Receivables
sold during such period which were not Eligible
Receivables on the date when sold:                        ($____________)                                      (B)
--------------------------------------------------------- -------------------------- ----------------------- ---------
Equals:  Aggregate Outstanding Balance of all Eligible
Receivables sold during the period (A - B):                                          $___________               =C

--------------------------------------------------------- -------------------------- ----------------------- ---------
Less:  Purchase Price discount during the Period:         ($____________)                                      (D)
--------------------------------------------------------- -------------------------- ----------------------- ---------
Equals:  Gross Purchase Price Payable during the period
(C - D)                                                                              $____________              =E
--------------------------------------------------------- -------------------------- ----------------------- ---------
Less:  Total Purchase Price Credits arising during the                                                         (F)
Period:                                                   ($____________)
--------------------------------------------------------- -------------------------- ----------------------- ---------
Equals:  Net Purchase Price payable during the Period
(E - F):                                                                             $____________              =G
--------------------------------------------------------- -------------------------- ----------------------- ---------
Cash Purchase Price Paid to Originator during the                                                               H
Period:                                                   $_____________
--------------------------------------------------------- -------------------------- ----------------------- ---------
Subordinated Loans made during the Period:                                                                      I
                                                          $_____________
--------------------------------------------------------- -------------------------- ----------------------- ---------
Less:  Repayments of Subordinated Loans received during                                                        (J)
the Period:                                               ($____________)
--------------------------------------------------------- -------------------------- ----------------------- ---------
Equals:  Purchase Price paid in Cash or Subordinated
Loans during the period
(H + I - J):                                                                         $_____________             =K
--------------------------------------------------------- -------------------------- ----------------------- ---------
Aggregate Outstanding Balance of Receivables
contributed during the Period:                            $_____________                                        L
--------------------------------------------------------- -------------------------- ----------------------- ---------

                                Schedule 2.1(e)
                                ---------------

                              Pending Litigation
                              ------------------


               1. Actuant Corporation and its subsidiaries (collectively the "Company") self-insures a significant portion of its product liability exposure by maintaining a significant retention provision under its insurance program. The retention (relative to accident occurrences for the fiscal years of the retention program) are as follows:


                                    Retention Per     Aggregate
            Year/1/                   Occurrence      Retention
          ----------                --------------  ------------
            1978                    $1,000,000       $1,000,000
            1979                     1,000,000        1,250,000
            1980                       500,000        1,500,000
            1981                     1,000,000        1,000,000
            1982                       700,000          700,000
            1983                       700,000          700,000
            1984                       700,000          700,000
            1985                       750,000          750,000
            1986                       800,000          800,000
            1987                     1,000,000        1,000,000
            1988                     1,000,000        1,000,000
            1989                     1,000,000        1,000,000
            1990                     1,000,000        1,000,000
            1991                     1,000,000        1,000,000
            1992                       500,000        1,000,000
            1993                       500,000        1,000,000
            1994                       300,000        1,000,000
            1995                       300,000        1,000,000
            1996                       300,000        1,000,000
            1997                       300,000        1,000,000
            1998                       300,000        1,000,000
            1999                       300,000        1,000,000
            2000                       300,000        1,000,000

_________________________

/1/Each year is for the fiscal year ended August 31 of such year, except that (i) effective January 1, 1990 the Company changed its policy year to the calendar year. Accordingly, 1990 refers to calendar year 1990. 1989 refers to the period from September 1, 1988 through December 31, 1989 and (ii) 1991 is for the period from January 1, 1991 through August 31, 1991. 1992, 1993, 1994, 1995, 1996, 1997, 1998, 1999 and
         2000, are for the fiscal year periods.

For the fiscal year ended August 31, 2000, the figures set forth in the table above relate only to product liability claims and there is a $100,000 retention for liability claims other than product liability. Further, the Company carries excess liability insurance in the current aggregate amount of $50,000,000 in excess of the primary aggregate limit of $1,000,000. There are a number of product liability cases pending against the Company, but the Company's total exposure for these years would not, in the opinion of the Company, exceed the retention amounts set forth above. Of course, if detailed information on these cases is desired, the Company can provide such information. You are aware of the reserves which the Company carries on its balance sheet for general liability exposure.

                  2. In late January 2001, the Company received an indemnity claim from Teleflex Incorporated. Teleflex had purchased the Company's former Air Cargo Equipment Corporation subsidiary during the previous year, and claimed that it had expended substantial sums in correcting defective containers sold by Air Cargo to Emery Air Freight. After deducting the minimum specified in the parties' contract, Teleflex claimed it was entitled to be indemnified in the amount of $1,458,840. On March 9, 2001 Quarles & Brady wrote to Teleflex on behalf of the Company, and stated that the Company denied there had been any breach of the parties' contract which would entitle Teleflex to indemnity, and that Teleflex had failed to comply with the contractually-specified indemnity process by giving the Company prompt written notice of the claim, tendering defense of the claim and affording Actuant the opportunity to protect its interests by assuming the defense. On March 26, 2001 Teleflex sent a response letter in which it stated its disagreement with the Company's position and reiterated its assertion that the Company had breached the parties' contract by failing to disclose Emery warranty claims. On April 11, 2001 Quarles & Brady responded to that letter on behalf of the Company, again stating that the Company rejected the claim. No response to this letter has been received to date.

                  3. In late January 2001, the Company received a letter from Hutchinson, S.A., tendering the defense of a claim by Northwest Airlines. The Northwest Airlines claim was made against Barry Controls, a business unit which the Company had sold to a subsidiary of Hutchinson in April 2000, and related to Barry Controls' sale of certain noise and vibration control devices known as the ATMA system. Northwest's claim was for refund of the $6.3 million purchase price it had paid for the ATMA equipment and for unspecified incidental, consequential and other damages allegedly caused by failures of the ATMA system. On January 24, 2001, the Company sent Hutchinson a letter in which it accepted tender of the Northwest claim, reserving its rights to contest Hutchinson's right of indemnification if the facts so warrant. The Company's investigation of the claim continues. In May 2001, the Company was contacted by Northwest and asked whether it wished to enter into discussions regarding the settlement of Northwest's claim. The Company offered to do so, provided such discussions included the merits of Northwest's claim. On May 23, 2001 Northwest notified the Company that it did not wish to meet with the Company on those terms, and intended to commence arbitration. The Purchase Order between Barry Controls and Northwest, pursuant to which the ATMA units were apparently purchased, states that disputes are to be resolved through mediation and arbitration.

Both the Company and Barry Controls have informed Northwest that they insist upon mediation of the dispute.

                  4. In November 2000, the Company was sued by Richard E. Schnell, a former employee who had sold his business to the Company in 1995. Schnell's complaint alleges various breaches of his business acquisition and employment contracts with the Company, as well as certain alleged acts of fraud and misrepresentation, and appears to seek damages in the range of $500,000 to $600,000. The Company filed motions attacking certain of these claims, and the Court recently granted certain of these motions but allowed Schnell an opportunity to re-plead certain of his claims.

                  5. The Company received a letter dated March 10, 1999 from attorneys for Lemelson Medical, Education & Research Foundation ("the Lemelson Foundation") purporting to give the Company notice of infringement of 17 patents and to offer a license under those patents. The patents all relate to either machine vision systems or automatic identification systems, most commonly known as bar code scanners, which the Company purchased from third party suppliers. The Company has obtained an opinion of patent counsel that it does not infringe any valid, enforceable claim of any of the patent claims identified in the letter. The Lemelson Foundation has filed a Complaint naming the Company and over one hundred other defendants and served it on the Company on August 2, 2000. The Company has retained the Phoenix, Arizona law firm of Roshka, Heyman & DeWulf to represent it in this matter. Please refer additional inquiries regarding this matter to Attorney John DeWulf.

                                  Schedule A
                                  ----------

                      DOCUMENTS TO BE DELIVERED TO BUYER
                         PRIOR TO THE INITIAL PURCHASE

1. Executed copies of the Receivables Sale Agreement, duly executed by the parties thereto.

2. Copy of each Originator's Credit and Collection Policy to attach to the Receivables Sale Agreement as an Exhibit.

3.   A certificate of each Originator's [Assistant] Secretary certifying:

               (a) A copy of the Resolutions of the Board of Directors of such Originator, authorizing Originator's execution, delivery and performance of the Receivables Sale Agreement and the other documents to be delivered by it thereunder;

               (b) A copy of the Organizational Documents of such Originator (also certified, to the extent that such documents are filed with any governmental authority, by the Secretary of State of the jurisdiction of organization of such Originator on or within thirty (30) days prior to closing);

               (c) Good Standing Certificates for such Originator issued by the Secretaries of State of its state of incorporation and each jurisdiction where it has material operations; and

               (d) The names and signatures of the officers authorized on its behalf to execute the Receivables Sale Agreement and any other documents to be delivered by it thereunder.

4. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against each Originator from the following jurisdictions:

         Actuant Corporation:           Wisconsin DFI; Milwaukee County, WI
         Del City Wire Co., Inc.:       Wisconsin DFI; Milwaukee County, WI;
                                        Okla. County, OK
         GB Tools and Supplies, Inc.:   Wisconsin DFI; Milwaukee County, WI
         Versa Technologies, Inc.:      Wisconsin DFI; Milwaukee County, WI
         Engineered Solutions, L.P.:    Wisconsin DFI; Milwaukee County, WI;
                                        Indiana SOS

5. Proper financing statements in form suitable for filing under the UCC on or before the date of the initial Purchase (as defined in the Receivables Sale Agreement) in all jurisdictions as may be necessary or, in the opinion of Buyer (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Receivables Sale Agreement, including, without limitation, the UCC as in effect in the jurisdiction where each Originator's jurisdiction of organization.

6. UCC partial releases in form suitable for filing necessary to release all security interests and other rights of any Person in the Receivables and Related Security previously granted by each Originator, together with an executed copy of any instrument of release delivered in connection therewith.

7. Executed Collection Account Agreements for each Lock-Box and Collection Account at Bank One, NA or M&I Bank.

8. A favorable opinion of legal counsel for each Originator licensed to give opinions under Illinois law reasonably acceptable to Buyer (and the Agent, as Buyer's assignee) as to the following:

               (a) Such Originator is a [corporation/limited partnership] duly organized, validly existing, and in good standing under the laws of the state of ______________.

               (b) Such Originator has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such Originator's business.

               (c) The execution and delivery by such Originator of the Receivables Sale Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary organizational action and proceedings on the part of such Originator and will not:

               (i) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

               (ii) contravene, or constitute a default under, any provision of applicable law or regulation or of its Organizational Documents or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Originator; or

               (iii) result in the creation or imposition of any Adverse Claim on assets of such Originator or any of its Subsidiaries (except as contemplated by the Receivables Sale Agreement).

               (d) The Receivables Sale Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by such Originator and constitutes the legally valid, and binding obligation of such Originator enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

               (e) In the event that the receivables Sale Agreement is held to create a transfer for security purposes rather than a true sale or other outright assignment, the provisions of the Receivables Sale Agreement are effective to create valid security interests in favor of Buyer in all of such Originator's right, title and interest in and to the Receivables and Related Security described therein which constitute "accounts," "chattel paper" or "general intangibles" (each as defined in the UCC) (collectively, the "Opinion Collateral"), as security for the payment of a loan deemed to have been made by Buyer to such Originator in an amount equal to the Purchase Price (as defined therein) of the Receivables (as defined therein) acquired from such Originator, together with all other obligations of such Originator thereunder.

               (f) Each of the UCC-1 Financing Statements naming such Originator as debtor, Buyer, as secured party, and Agent, as assignee of secured party to be filed in the [describe filing offices], is in appropriate form for filing therein. Upon filing of such UCC-1 Financing Statements in such filing offices and payment of the required filing fees, the security interest in favor of Buyer in the Opinion Collateral will be perfected and assigned of record to the Agent.

               (g) Based solely on our review of the [describe UCC Search Reports], and assuming (i) the filing of the Financing Statements and payment of the required filing fees in accordance with paragraph (f) and (ii) the absence of any intervening filings between the date and time of the Search Reports and the date and time of the filing of the Financing Statements, the security interest of Buyer in the Opinion Collateral is prior to any security interest granted in the Opinion Collateral by such Originator, the priority of which is determined solely by the filing of a financing statement in the [describe filing offices].

               (h) To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against such Originator or any Affiliate of such Originator, which would materially adversely affect the business or financial condition of such Originator and its Affiliates taken as a whole or which would materially adversely affect the ability of such Originator to perform its obligations under the Receivables Sale Agreement.

               (i) Such Originator is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

9. A "true sale" opinion and "substantive consolidation" opinion of counsel for Originator with respect to the transactions contemplated by the Receivables Sale Agreement.

10. A Certificate of each Originator's [chief financial officer] certifying that, as of the closing date, no Termination Event or Unmatured Termination Event exists and is continuing.

11. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Receivables Sale Agreement.

12.  Executed Subordinated Note by Buyer in favor of each Originator.

13. If applicable, a direction letter executed by each Originator authorizing Buyer (and the Agent, as its assignee) and directing warehousemen to allow Buyer (and the Agent, as its assignee) to inspect and make copies from such Originator's books and records maintained at off-site data processing or storage facilities.

                                       57